UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2024

RESHAPE LIFESCIENCES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37897	26-1828101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Technology Drive, Suite 110 Irvine, CA		92618
(Address of principal executive offices)		(Zip Code)

(949) 429-6680

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	RSLS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

ReShape Lifesciences Inc. (the “Company”) held its annual meeting of stockholders on February 23, 2024 (the “Annual Meeting”).

At the Annual Meeting, the Company’s stockholders approved each of the following proposals set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on January 24, 2024:

Proposal 1:

The Company’s stockholders elected Dan W. Gladney and Lori McDougal as Class I directors to hold office until the 2026 annual meeting of stockholders or until his or her successor is elected and qualified, or, if sooner, until his or her death, resignation or removal, as set forth below.

	Votes For	Votes Withheld	Broker Non-Votes
Dan W. Gladney	1,387,535	631,636	6,332,883
Lori McDougal	1,511,604	507,567	6,332,883

Proposal 2:

The Company’s stockholders authorized the Company’s Board of Directors (the “Board”), in its discretion but in no event later than February 23, 2025, which is one year after the date of the Annual Meeting, to amend the Company’s Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-10 to 1-for-60, such ratio to be determined by the Board and included in a public announcement, as set forth below.

Votes For	Votes Against	Abstentions
5,751,242	2,584,917	15,895

Proposal 3:

The Company’s stockholders approved the issuance of shares of the Company’s common stock underlying warrants issued to an investor pursuant to that certain Inducement Offer to Exercise Common Stock Purchase Warrants, dated as of November 21, 2023, in an amount equal to 20% or more of the Company’s common stock outstanding before the issuance of such warrants upon the operation of anti-dilution provisions contained in such warrants, as required by and in accordance with Nasdaq Listing Rule 5635(d), as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,158,808	801,271	59,092	6,332,883

Proposal 4:

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,144,098	847,403	27,670	6,332,883

Proposal 5:

The Company’s stockholders ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, as set forth below.

Votes For	Votes Against	Abstentions
6,988,147	1,127,305	236,602

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESHAPE LIFESCIENCES INC.

By:	/s/ Paul F. Hickey
Paul F. Hickey
President and Chief Executive Officer

Dated: February 26, 2024